Aquila Municipal Trust

Aquila Tax-Free Fund of Colorado
Aquila Tax-Free Trust of Oregon

Supplement dated March 20, 2023
to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
dated July 26, 2022

Effective April 14, 2023, the following disclosure replaces any contrary information in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Redemption of CDSC Class A Shares

Effective April 14, 2023, the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after April 14, 2023 will be calculated according to the following table:

	CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During 13 to 18 Months After Purchase
$250,000 and up to $2,499,999	0.75%	0.50%
$2.5 million and up to $4,999,999	0.50%	None
$5 million and more	0.25%	None

The CDSC will not apply to CDSC Class A Shares held for longer than 18 months.

AQL-COORPS-0323